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                                                                  Exhibit. 10.21

                     HINES-SUMISEI NY CORE OFFICE TRUST II
                            ARTICLES OF AMENDMENT OF
                              DECLARATION OF TRUST

         HINES-SUMISEI N.Y. CORE OFFICE TRUST II, a Maryland real estate investment trust (the "Trust"), hereby certifies to the State Department of Assessments and Taxation of Maryland as follows:

         FIRST: The Trust desires to amend its Declaration of Trust as currently in effect (the "Declaration of Trust").

         SECOND: The following is hereby inserted at the end of the first sentence of Section 9.3 of the Declaration of Trust:

         "provided that the Trust shall not indemnify any Indemnified Person that is an employee, officer or director of HILP or of an Affiliate of HILP (other than an independent director of the general partner of the Non-Managing General Partner of Holding Partnership (the term "Non-Managing General Partner" being defined in the partnership agreement of Holding Partnership) for any act or omission by such Indemnified Person which (A) following the admission of the Non-Managing General Partner to the Holding Partnership, as long as the Non-Managing Partner retains a partnership interest in the Holding Partnership, as long as the Non-Managing Partner retains a partnership interest in the Holding Partnership, constitutes misconduct or negligence, or (B) at any other time; constitutes gross negligence, recklessness, willful misconduct, bad faith or a knowing violation of law."

         THIRD: The amendment to the Declaration of Trust as hereinabove set forth has been duly advised by the Board of Trustees and approved by the shareholders of the Trust as required by law.

         FOURTH: The undersigned President acknowledges these Articles of Amendment to be the act of the Trust and as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

                          [Signature page to follow.]

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         IN WITNESS WHEREOF, Trust has caused these Articles of Amendment to be signed in its name on its behalf by its President and attested to by its Secretary this 4th day of May, 2004.

                                      HINES-SUMISEI NY CORE OFFICE TRUST II



                                      By: /s/ James A. Hime
                                         ----------------------------------
                                         James A. Hime
                                         President



ATTEST:


By: James W. Oyer
   --------------------------
   James W. Oyer
   Secretary